EXHIBIT 99.5(A)

                              CONTRACT APPLICATION


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[Phoenix logo]
Phoenix Home Life Mutual Insurance Company          VARIABLE ANNUITY APPLICATION

For Main Administrative Office Use Only: Case Contract Number __________________
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
                              Primary Annuitant                                    Contingent Annuitant (Use if Annuitant & Owner
                                                                                   are different)
                              ------------------------------------------------     -------------------------------------------------
                              Name                                                 Name
                              ------------------------------------------------     -------------------------------------------------
1    ANNUITANT(S)             Address (No., Street)                                Address (No., Street)
     If no Contract Owner     ------------------------------------------------     -------------------------------------------------
     is specified below,      (City, State, ZIP Code)                              (City, State, ZIP Code)
     the Annuitant will be    ------------------------------------------------     -------------------------------------------------
     the Contract Owner.      Phone                     Social Security Number     Phone                      Social Security Number
                              ------------------------------------------------     -------------------------------------------------
                              Sex                       Date of Birth              Sex                        Date of Birth
                              / / Male  / / Female                                 / / Male  / / Female
====================================================================================================================================
                              Contract Owner                                       Joint Owner (Between spouses only)
                              ------------------------------------------------     -------------------------------------------------
                              Name                                                 Name
                              ------------------------------------------------     -------------------------------------------------
2    CONTRACT                 Address (No., Street)                                Address (No., Street)
     OWNER(S)                 ------------------------------------------------     -------------------------------------------------
     Complete only if         (City, State, ZIP Code)                              (City, State, ZIP Code)
     different from           ------------------------------------------------     -------------------------------------------------
     Annuitant.               Phone                     Social Security Number     Phone                      Social Security Number
                              ------------------------------------------------     -------------------------------------------------
                              Sex                       Date of Birth              Sex                        Date of Birth
                              / / Male  / / Female                                 / / Male  / / Female
====================================================================================================================================
                              Annuitant's Primary Beneficiary                      Relationship to Annuitant
                              (If Corporate Plan, must be Trustee)
                              ------------------------------------------------     -------------------------------------------------
                              Annuitant's Contingent Beneficiary                   Relationship to Annuitant
                              ------------------------------------------------     -------------------------------------------------
3    BENEFICIARY              Owner's Beneficiary                                  Relationship to Owner
     DESIGNATIONS             (Complete ONLY if owner differs from annuitant)
                              ------------------------------------------------     -------------------------------------------------
                              Owner's Contingent Beneficiary                       Relationship to Owner
====================================================================================================================================
                              / / NON-QUALIFIED     / / QUALIFIED     / /QUALIFIED REPLACEMENT (Complete Section 9)
                              / / IRA:     / / Regular Contributory     / / Direct Rollover     / / Transfer
                              Tax year to which contributions apply _______     / / Owner acknowledges receipt of Phoenix Disclosure
                                                                                    Statement
                              / / Simplified Employee Pension IRA                   / / Owner acknowledges receipt of Phoenix
                                  (attach IRS Form 5305-SEP or Phoenix Prototype)       Disclosure Statement
                              / / Section 401 Corporate Plan (Include Form PT 352); / / Corp, / / Keogh, / / Profit Sharing,
                                                                                    / / Money Purchase
4     TYPE OF PLAN            / / Section 403(b) TSA - Employer must sign as Applicant and states that it is an educational organization as described in Internal Revenue Code section 170(b)(1)(A)(ii); a tax-exempt organization as described in Code section 501(c)(3); or a State, political subdivision of a State or an agency or instrumentality of one of the foregoing. (The Employer further states that only amounts deferred by the Owner/Annuitant under a salary reduction agreement with the Employer will be applied to this annuity contract.)
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                              / / DEFERRED     / / IMMEDIATE:     Maturity Date _________________     Payout Option ________________
                              Initial Purchase Payment: $_______________
                              Subsequent purchase payments will be flexible unless otherwise noted as follows: $_______________
5    ANNUITY TYPE &           / / Annual     / / Semi-Annual     / / Quarterly     / / Monthly     / /  Check-O-Matic
     PURCHASE                 / / Billing Notices are requested. Send bills to:
     PAYMENTS;                Name: ________________________________________________________________________________________________
     ANNUAL                   Address: _____________________________________________________________________________________________
     ADMINISTRATIVE           NOTE: If Check-O-Matic has been elected, please complete Authorization Form OL 511, and include a
     CHARGE                         void check.
                              ------------------------------------------------------------------------------------------------------
                              The Annual Administrative Charge is due at the end of each year on the anniversary date. A reminder notice will be sent ONLY if NO other billing notices have been requested above and if the following box is checked.
                              / / Please send a reminder notice for annual administrative charge in lieu of any other billing notice.
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OL 2115 NY                                                                                                                    10/96
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
6    SUB-ACCOUNT              ________ % Growth                   ________ % Balanced            ________ % Aberdeen New Asia
     ALLOCATION               ________ % International            ________ % Multi-Sector        ________ % Wanger US Small Cap
     Use full percentages     ________ % Money Market             ________ % Real Estate         ________ % Wanger Int'l Small Cap
     (Must equal 100%).       ________ % Strategic Allocation     ________ % Strategic Theme     ________ % GIA
                                                                                                 ________ % Other __________________
                              TEMPORARY MONEY MARKET ALLOCATION     / / YES    / / NO
                              If yes, I elect to temporarily allocate my premiums to the Money Market Sub-account until termination of the Right to Cancel period as stated in the policy.
====================================================================================================================================
                              a. Transfer Amount $ ____________________ ($2,000 Minimum in sending Sub-account) over a _____________
                                 month period (18 months minimum if GIA).
                              b. Select one deposit sub-account: that transfers will be made FROM:
                                 / / Growth                / / International            / / Money Market   / / Strategic Allocation
                                 / / Wanger US Small Cap   / / Multi-Sector             / / Real Estate    / / Strategic Theme
                                 / / Aberdeen New Asia     / / Wanger Int'l Small Cap   / / Balanced       / / GIA
7    DOLLAR COST                 / / Other ___________     / / Other ___________        / / Other ___________
     AVERAGING
                              c. Indicate Frequency of Transfer     / / Monthly     / / Quarterly     / / Semi-Annual     / / Annual
                              d. Select the Sub-accounts that will RECEIVE Transfers

                                 Sub-Account             Transfer Amount           Sub-Account             Transfer Amount
                                 _____________________   $ _____________________   _____________________   $ _____________________
                                 _____________________   $ _____________________   _____________________   $ _____________________
                                 _____________________   $ _____________________   _____________________   $ _____________________
                                 _____________________   $ _____________________   _____________________   $ _____________________
====================================================================================================================================
8    REPLACEMENT              Will the proposed contract replace any existing annuity or life insurance? / / Yes   / / No. If yes,
                              list company name, plan and year issued in Section 12.
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9    MATURITY DATE            The Maturity Date shall be the latest date allowed under the terms of the contract unless earlier date
     (OPTIONAL)               noted as follows (the latest allowable date for IRA and TSA qualified plans is age 70-1/2):
                              __________________
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10   STATEMENT OF ADDITIONAL INFORMATION - / / Please send a Statement of Additional Information
====================================================================================================================================
11   MISCELLANEOUS            ______________________________________________________________________________________________________
     INSTRUCTIONS/            ______________________________________________________________________________________________________
     COMMENTS                 ______________________________________________________________________________________________________
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                              ALL STATEMENTS ON THIS APPLICATION ARE TRUE TO THE BEST OF OUR KNOWLEDGE AND BELIEF. ANY PERSON WHO,
                              WITH INTENT TO DEFRAUD OR KNOWING THAT HE IS FACILITATING A FRAUD AGAINST AN INSURER, SUBMITS AN
                              APPLICATION OR FILES A CLAIM CONTAINING A FALSE OR DECEPTIVE STATEMENT IS GUILTY OF INSURANCE FRAUD.
                              WE AGREE THAT THIS APPLICATION SHALL BE PART OF THE ANNUITY CONTRACT. WE HEREBY VERIFY OUR
                              UNDERSTANDING THAT ALL PAYMENTS AND VALUES PROVIDED BY THE CONTRACT, WHEN BASED ON INVESTMENT
12   STATEMENT OF             EXPERIENCE OF THE FUND, ARE VARIABLE AND NOT GUARANTEED. WE ACKNOWLEDGE RECEIPT OF CURRENT
     OWNER/                   PROSPECTUSES FOR THE VARIABLE ANNUITY AND THE FUND.
     APPLICANT AND
     ANNUITANT                Signed at _________________________________________________________ On _______________________________
                                       (CITY, STATE)                                                 (DATE)
                              Under penalty of perjury, I (the owner) certify that my Social Security/Taxpayer ID number is correct as it appears on this application.
                              Signature of Annuitant _______________________________________________________________________________
                              Signature of Owner or Applicant (if other than annuitant).____________________________________________
====================================================================================================================================
                              Will this contract replace any existing insurance or annuity? / / Yes    / / No
                              This replacement is meant to be a tax-free exchange under Section 1035: / / Yes    / / No If "yes",
                              please give particulars above in #12.
13   STATEMENT OF             The Agent hereby certifies that the Owner signed this application in his/her presence; he/she has
     REPRESENTATIVE           truly and accurately recorded on this form the information supplied by the proposed annuitant; and
                              that he/she is qualified and authorized to discuss the contract herein applied for.
                              _______________________________________________________________  _____________________________________
                                             REPRESENTATIVE'S SIGNATURE                                       DATE
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                              Representative's Name ____________________________________________ Rep # ____________ % Share ________
                              Representative's Name ____________________________________________ Rep # ____________ % Share ________
14   REPRESENTATIVE           Representative's Name ____________________________________________ Rep # ____________ % Share ________
     INFORMATION              Service Address: _____________________________________________________________________________________
     Use full percentages     (City, State, ZIP Code) _______________________________________________ Rep. Tel. No. (_____)_________
     (Must equal 100%)        Broker/Dealer Name ____________________________________________________ Broker/Dealer # ______________
                              Broker/Dealer (City, State) ________________________ Agency # _______________ Branch # _______________
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     Send completed form - with a check payable to Phoenix. Mail to: Variable Products Operations, Phoenix, P.O. Box 942,
     Greenfield, MA 01302-0942.
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